UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2025

PROCEPT BIOROBOTICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-40797	26-0199180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
150 Baytech Drive
San Jose, California 95134
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (650) 232-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	PRCT	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amended Change of Control and Severance Agreements

As part of an ongoing evaluation of its executive compensation programs, the Compensation Committee of the Board of Directors of PROCEPT BioRobotics Corporation (the "Company") reviewed the existing form of Change of Control and Severance Agreement for its executive officers below the chief executive officer level and approved certain modifications to better align executive compensation with market data provided by the Company's compensation consultants. On September 15, 2025, the Compensation Committee approved changes to the form of Change of Control and Severance Agreement for executive officers below the chief executive officer level (“Revised Change of Control Agreement”). The changes in Revised Change of Control Agreement include: (a) increasing the severance period from six (6) months to twelve (12) months for any termination without cause that is not in connection with a change of control, (b) clarifying that, following any change of control termination, the acceleration of any performance based awards shall not be determined have been achieved at any level less than target performance, and (c) amending the timing of cash payments made in connection with a change of control termination such that all cash payments would be made in one lump sum. The Revised Change of Control Agreement includes additional administrative updates.

The Company intends to ask each of its eligible executive officers to execute an amended and restated agreement consistent with the terms of the Revised Change of Control Agreement.

The above description of the Revised Change of Control Agreement is qualified in its entirety by reference to the terms of the form of Revised Change of Control Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Change of Control and Severance Agreement non-CEO
104	Cover Page Interactive Data File, formatted in Inline XBRL.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCEPT BIOROBOTICS CORPORATION

September 18, 2025	By:	/s/ Alaleh Nouri
Alaleh Nouri
Chief Legal Officer and Secretary